UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02145

LORD ABBETT BOND-DEBENTURE FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 12/31

Date of reporting period: 12/31/09

Item 1:	Report to Shareholders.

2009

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Bond Debenture Fund

For the fiscal year ended December 31, 2009

Lord Abbett Bond Debenture Fund

Annual Report

For the fiscal year ended December 31, 2009

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Bond Debenture Fund’s performance for the fiscal year ended December 31, 2009. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

Q: What were the overall market conditions during the fiscal year ended December 31, 2009?

A: During the last twelve months policymakers continued to respond aggressively to the economic and financial crisis and the U.S. economy has gradually rebounded from the recession that began in December 2007. Global coordinated rate cuts, capital infusions into banks, development of the Troubled Asset Relief Program (TARP), the establishment of a commercial paper funding facility, the FDIC-backed Temporary Liquidity Guarantee Program (TLGP), the Term Asset-Backed Securities Loan Facility (TALF), and Public-Private Investment Program (PPIP) were among a number of emergency programs put in place to ease the crisis. As the credit crisis eased, investors’ tolerance for risk began to return. In many segments of the bond market, prices rose, yields fell, and spreads narrowed.

The fed funds rate was lowered in mid-December 2008, from 1.00% to a range of 0.00–0.25%. Economic sluggishness, combined with quiescent inflation, prompted the Fed to since keep its target for the fed funds rate at 0.00–0.25%.

In the fixed income market, the assumption of credit risk was rewarded in the 12-month period. In general, lower credit quality securities outperformed those with higher credit quality ratings. The investment-grade corporate bond market (as measured by the Barclays Capital U.S. Aggregate Bond Index 1) returned 5.93% while high-yield bonds (as measured by the BofA Merrill Lynch High Yield Master II Constrained Index2) rose 58.10%. Specifically, the BofA Merrill Lynch U.S. High Yield CCC-Rated Index3 led major bond indexes with a total return of 96.79%, followed by the BofA Merrill Lynch U.S. High Yield B-Rated Index3 up 47.64%, and the BofA Merrill Lynch U.S. High Yield BB-Rated Index3 up 45.21%. This trend was similar within convertible securities, with lower-rated credits outperforming higher-rated by a wide margin.

Q: How did the Bond Debenture Fund perform during the fiscal year ended December 31, 2009?

A: The Fund returned 35.37%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 5.93% over the same period.

Q: What were the most significant factors affecting performance?

A: The Bond Debenture Fund is a multi-sector bond fund with portfolio holdings in high-yield bonds, convertible securities, investment-grade bonds, bank loans, some equities, derivatives, and mortgage-backed securities/Agencies.

The Fund’s performance was helped by increased exposure to credit sensitive assets – high-yield corporates, high-grade corporates, and convertible securities – and decreased positions in more rate sensitive holdings such as Treasuries and agency mortgage-backed securities (MBS). The bond market’s rally during the year was led by lower-rated credits, thus the portfolio benefited from increased positions in lower quality credits. At the industry level, among the industries contributing the most to performance were health services, gas distribution, and media–cable.

Most industries had positive returns, however the returns within printing and publishing, and leisure, were among the lowest. Although the printing and publishing industry has recovered some losses experienced during the recession, it continues to be challenged by the decline in print advertising sales due to the weak economic environment. The portfolio’s allocation to government-guaranteed bonds also provided lower returns relative to other industries as Treasury bonds, being higher quality, more defensive holdings, did not participate in the credit rally to the extent of the broader market, as investors moved to more risky assets.

The Fund’s portfolio is actively managed and, therefore, its holdings and weighting of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, nonconvertible, and dollar denominated. The index covers the investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

2  The BofA Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The BofA Merrill Lynch High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.

3  The BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar-denominated below investment-grade corporate debt publicly issued in the U.S. domestic market. The indexes for CCC, B, BB, and speculative are part of the BofA Merrill Lynch U.S. High Yield Index, with the only difference being the addition of a ratings filter.

Unless otherwise indicated, indexes are unmanaged and reflect total returns with all distributions reinvested, but do not reflect the deduction of fees, expenses, or taxes, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2009; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Barclays Capital U.S. Aggregate Bond Index, the BofA Merrill Lynch High Yield Master II Constrained Index, and the 60% BofA Merrill Lynch High Yield Master II Constrained Index/20% Barclays Capital U.S. Aggregate Bond Index/20% BofA Merrill Lynch All Convertible Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended December 31, 2009

	1 Year	5 Years	10 Years	Life of Class
Class A3	29.00%	3.86%	4.96%	–
Class B4	30.52%	4.05%	4.94%	–
Class C5	34.44%	4.17%	4.79%	–
Class F6	35.81%	–	–	3.44%
Class I7	35.87%	5.22%	5.84%	–
Class P7	35.47%	4.79%	5.49%	–
Class R2[8]	35.26%	–	–	3.00%
Class R3[9]	35.31%	–	–	3.08%

1    Reflects the deduction of the maximum initial sales charge of 4.75%.

2    Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2009, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations on September 7, 2007 and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Class R2 shares commenced operations on September 7, 2007 and performance for the Class began on September 28, 2007. Performance is at net asset value.

9    Class R3 shares commenced operations on September 7, 2007 and performance for the Class began on September 28, 2007. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 through December 31, 2009).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 7/1/09 – 12/31/09” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/09	12/31/09	7/1/09 - 12/31/09
Class A
Actual	$1,000.00	$1,172.50	$5.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.21	$5.09
Class B
Actual	$1,000.00	$1,168.30	$9.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.94	$8.39
Class C
Actual	$1,000.00	$1,168.30	$9.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.94	$8.39
Class F
Actual	$1,000.00	$1,172.30	$4.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.48	$3.82
Class I
Actual	$1,000.00	$1,173.50	$3.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.97	$3.31
Class P
Actual	$1,000.00	$1,171.60	$6.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.60
Class R2
Actual	$1,000.00	$1,171.20	$6.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.95	$6.36
Class R3
Actual	$1,000.00	$1,170.50	$6.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.46	$5.85
†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.00% for Class A, 1.65% for Classes B and Class C, 0.75% for Class F, 0.65% for Class I, 1.10% for Class P, 1.25% for Class R2 and 1.15% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2009

Sector*	%**	Sector*	%**
Agency	0.02%	Local Authority	0.16%
Asset-Backed	0.12%	Media	7.04%
Banking	4.13%	Mortgage-Backed	0.28%
Basic Industry	8.90%	Real Estate	0.53%
Brokerage	0.52%	Service Cyclical	9.63%
Capital Goods	8.78%	Services Non-cyclical	7.03%
Consumer Cyclical	7.72%	Technology & Electronics	7.75%
Consumer Non-cyclical	6.96%	Telecommunications	7.34%
Energy	12.21%	Utility	5.74%
Finance & Investment	2.30%	Short-Term Investment	0.46%
Foreign Government	0.42%	Total	100.00%
Insurance	1.96%
*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

December 31, 2009

Investments	Shares (000)	Value
LONG-TERM INVESTMENTS 98.47%

COMMON STOCKS 5.16%

Aerospace & Defense 0.15%
Hexcel Corp.*	350	$4,543,000
Lockheed Martin Corp.	100	7,535,000

Total		12,078,000

Automotive 0.27%
Honda Motor Co., Ltd. ADR	325	11,017,500
Oshkosh Corp.	300	11,109,000

Total		22,126,500

Banking 0.16%
Bank of America Corp.	250	3,765,000
JPMorgan Chase & Co.	220	9,167,400

Total		12,932,400

Chemicals 0.07%
Dow Chemical Co. (The)	150	4,144,500
Rockwood Holdings, Inc.*	75	1,767,000
Texas Petrochemicals, Inc.*	35	272,893

Total		6,184,393

Computer Hardware 0.13%
Hewlett-Packard Co.	200	10,302,000

Consumer/Commercial/Lease Financing 0.05%
Capital One Financial Corp.	100	3,834,000

Diversified Capital Goods 0.05%
Honeywell International, Inc.	100	3,920,000

Electric: Generation 0.02%
RRI Energy, Inc.*	300	1,716,000

Electric: Integrated 0.09%
NiSource, Inc.	500	7,690,000

Electronics 0.36%
Broadcom Corp. Class A*	220	6,919,000
Emerson Electric Co.	400	17,040,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Shares (000)	Value
Electronics (continued)
Micron Technology, Inc.*	500	$5,280,000

Total		29,239,000

Energy: Exploration & Production 0.44%
ConocoPhillips	450	22,981,500
Continental Resources, Inc.*	100	4,289,000
Devon Energy Corp.	120	8,820,000

Total		36,090,500

Food & Drug Retailers 0.09%
Ingles Markets, Inc. Class A	185	2,799,050
SUPERVALU, INC.	350	4,448,500

Total		7,247,550

Investments & Miscellaneous Financial Services 0.69%
CIT Group, Inc.*	124	3,412,789
SPDR S&P 500 ETF Trust	375	41,790,000
T. Rowe Price Group, Inc.	220	11,715,000

Total		56,917,789

Machinery 0.19%
Baldor Electric Co.	235	6,601,150
Roper Industries, Inc.	180	9,426,600

Total		16,027,750

Media: Cable 0.85%
Charter Communications, Inc. Class A(a)	1,597	56,702,375
Charter Communications, Inc. Class A*(b)	374	13,281,722

Total		69,984,097

Media: Services 0.12%
Omnicom Group, Inc.	250	9,787,500

Multi-Line Insurance 0.22%
MetLife, Inc.	517	18,274,536

Pharmaceuticals 0.46%
Celgene Corp.*	200	11,136,000
Genzyme Corp.*	125	6,126,250
Gilead Sciences, Inc.*	150	6,492,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Shares (000)	Value
Pharmaceuticals (continued)
Merck & Co., Inc.	237	$8,642,075
Pfizer, Inc.	300	5,457,000

Total		37,853,325

Railroads 0.19%
Union Pacific Corp.	250	15,975,000

Software/Services 0.28%
Adobe Systems, Inc.*	220	8,091,600
Microsoft Corp.	250	7,622,500
SAIC, Inc.*	400	7,576,000

Total		23,290,100

Support: Services 0.11%
CRA International, Inc.*	150	3,997,500
FTI Consulting, Inc.*	100	4,716,000

Total		8,713,500

Telecommunications: Integrated/Services 0.17%
QUALCOMM, Inc.	300	13,878,000

Total Common Stocks (cost $382,536,905)		424,061,940

	Interest Rate	Maturity Date	Principal Amount (000)

CONVERTIBLE BONDS 8.89%

Aerospace/Defense 0.53%
Alliant Techsystems, Inc.	2.75%	2/15/2024	$15,000	17,118,750
L-3 Communications Holdings, Inc.	3.00%	8/1/2035	25,000	26,375,000

Total				43,493,750

Automotive 0.29%
Ford Motor Co.	4.25%	11/15/2016	19,000	23,916,250

Beverages 0.08%
Central European Distribution Corp. (Poland)(c)	3.00%	3/15/2013	8,050	6,872,688

Computer Hardware 0.68%
Intel Corp.	2.95%	12/15/2035	20,000	19,400,000
NetApp, Inc.	1.75%	6/1/2013	5,750	7,158,750

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Computer Hardware (continued)
SanDisk Corp.	1.00%	5/15/2013	$34,450	$28,894,937

Total				55,453,687

Diversified Capital Goods 0.13%
Ingersoll-Rand Co., Ltd.	4.50%	4/15/2012	5,000	10,287,500

Electronics 0.57%
FLIR Systems, Inc.	3.00%	6/1/2023	1,365	4,052,344
Itron, Inc.	2.50%	8/1/2026	17,500	21,918,750
Millipore Corp.	3.75%	6/1/2026	20,000	20,725,000

Total				46,696,094

Health Services 0.48%
Fisher Scientific International, Inc.	3.25%	3/1/2024	10,000	13,325,000
Life Technologies Corp.	1.50%	2/15/2024	20,000	23,200,000
Medtronic, Inc.	1.50%	4/15/2011	3,000	3,060,000

Total				39,585,000

Hotels 0.18%
Gaylord Entertainment Co.†	3.75%	10/1/2014	5,200	5,323,500
Host Hotels & Resorts LP†	2.625%	4/15/2027	10,000	9,425,000

Total				14,748,500

Integrated Energy 0.14%
SunPower Corp.	4.75%	4/15/2014	10,000	11,437,500

Investments & Miscellaneous Financial Services 0.06%
Jefferies Group, Inc.	3.875%	11/1/2029	5,000	4,962,500

Media: Broadcast 0.23%
Sinclair Broadcast Group, Inc.	6.00%	9/15/2012	22,545	18,796,894

Media: Cable 0.41%
Virgin Media, Inc.†	6.50%	11/15/2016	28,000	33,320,000

Media: Diversified 0.33%
Liberty Media LLC (convertible into Viacom, Inc., Class B and CBS Corp.)	3.25%	3/15/2031	45,000	27,000,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Metals/Mining (Excluding Steel) 0.38%
Newmont Mining Corp.	1.25%	7/15/2014	$20,000	$25,050,000
Newmont Mining Corp.	3.00%	2/15/2012	5,000	6,325,000

Total				31,375,000

Oil Field Equipment & Services 0.11%
Hanover Compressor Co.	4.75%	1/15/2014	10,000	9,025,000

Pharmaceuticals 0.82%
Gilead Sciences, Inc.	0.625%	5/1/2013	21,000	26,013,750
Teva Pharmaceutical Finance Co. BV (Israel)(c)	1.75%	2/1/2026	33,100	40,961,250

Total				66,975,000

Printing & Publishing 0.08%
Omnicom Group, Inc.	Zero Coupon	7/1/2038	7,000	6,912,500

Real Estate Development & Management 0.23%
ProLogis	2.25%	4/1/2037	20,000	18,650,000

Software/Services 1.35%
Blackboard, Inc.	3.25%	7/1/2027	15,000	15,506,250
Cadence Design Systems, Inc.	1.375%	12/15/2011	10,000	9,362,500
EMC Corp.	1.75%	12/1/2011	22,000	26,840,000
Equinix, Inc.	2.50%	4/15/2012	12,000	13,290,000
Sybase, Inc.†	3.50%	8/15/2029	15,000	17,850,000
Symantec Corp.	0.75%	6/15/2011	26,000	28,405,000

Total				111,253,750

Support: Services 0.18%
CRA International, Inc.	2.875%	6/15/2034	15,000	14,793,750

Telecommunications Equipment 1.12%
Ciena Corp.	0.25%	5/1/2013	43,500	33,060,000
General Cable Corp. (2.25% after 11/15/19)~	4.50%	11/15/2029	32,375	33,467,656
JDS Uniphase Corp.	1.00%	5/15/2026	30,000	25,800,000

Total				92,327,656

Telecommunications: Wireless 0.51%
SBA Communications Corp.†	4.00%	10/1/2014	32,000	42,160,000

Total Convertible Bonds (cost $673,351,096)				730,043,019

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Shares (000)	Value
CONVERTIBLE PREFERRED STOCKS 3.52%

Agency/Government Related 0.01%
Fannie Mae	8.75%	450	$801,000

Banking 0.90%
Bank of America Corp.	7.25%	43	37,357,500
Wells Fargo & Co.	7.50%	40	36,720,000

Total			74,077,500

Food: Wholesale 0.46%
Archer Daniels Midland Co.	6.25%	500	21,805,000
Bunge Ltd.	4.875%	180	16,110,000

Total			37,915,000

Gas Distribution 0.61%
El Paso Corp.	4.99%	23	20,430,400
Williams Cos., Inc. (The)	5.50%	300	29,362,500

Total			49,792,900

Investments & Miscellaneous Financial Services 0.50%
AMG Capital Trust I	5.10%	450	18,000,000
Citigroup, Inc.	7.50%	220	22,954,800

Total			40,954,800

Metals/Mining (Excluding Steel) 0.40%
Freeport-McMoRan Copper & Gold, Inc.	6.75%	150	17,280,000
Vale Capital Ltd. (Brazil)(c)	5.50%	283	15,240,875

Total			32,520,875

Oil Refining & Marketing 0.13%
Whiting Petroleum Corp.	6.25%	60	10,779,600

Pharmaceuticals 0.51%
Mylan, Inc.	6.50%	37	42,143,000

Total Convertible Preferred Stocks (cost $285,645,137)			288,984,675

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
FLOATING RATE LOANS(d) 2.47%

Aerospace/Defense 0.11%
Hawker Beechcraft Acquistion Co. LLC Letter of Credit	2.251%	3/26/2014	$646	$485,927
Hawker Beechcraft Corp. Term Loan	2.231% - 2.251%	3/26/2014	10,885	8,191,117

Total				8,677,044

Automotive 0.13%
Ford Motor Co. Term Loan	3.24% - 3.29%	12/16/2013	11,908	11,064,680

Electric: Generation 0.19%
Texas Competitive Electric Holdings Co. LLC Term Loan B2	3.735% - 3.751%	10/10/2014	19,648	16,050,157

Electronics 0.18%
Palm, Inc. Term Loan	3.76%	10/24/2014	16,971	14,743,643

Health Services 0.48%
Biomet, Inc. Term Loan B	3.231% - 3.251%	3/25/2015	5,608	5,375,208
Community Health Systems, Inc. Delayed Draw Term Loan	2.506%	7/25/2014	477	450,547
Community Health Systems, Inc. Term Loan	2.506%	7/25/2014	9,325	8,814,900
HCA, Inc. Term Loan B	2.501%	11/18/2013	26,136	25,015,842

Total				39,656,497

Investments & Miscellaneous Financial Services 0.54%
Nuveen Investments, Inc. 2nd Lien Term Loan	12.50%	7/31/2015	13,800	14,438,250
Nuveen Investments, Inc. Term Loan B	3.281% - 3.282%	11/13/2014	24,956	21,942,469
USI Holdings Corp. Incremental Term Loan	7.00%	5/5/2014	8,000	7,760,000

Total				44,140,719

Machinery 0.12%
Baldor Electric Co. Term Loan B	5.25%	1/31/2014	9,648	9,655,722

Media: Diversified 0.09%
FoxCo Acquisition Sub LLC Term Loan	7.50%	7/14/2015	8,155	7,706,232

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Non-Food & Drug Retailers 0.12%
Neiman-Marcus Group, Inc. (The) Term Loan B	2.255%	4/6/2013	$10,681	$9,712,031

Pharmaceuticals 0.40%
Mylan, Inc. Term Loan B	3.50% - 3.563%	10/2/2014	33,209	32,530,488

Retail 0.11%
Michaels Stores, Inc. Term Loan B1	2.563%	10/31/2013	4,252	3,853,399
Michaels Stores, Inc. Term Loan B2	4.813%	7/31/2016	5,722	5,402,432

Total				9,255,831

Total Floating Rate Loans (cost $197,487,377)				203,193,044

FOREIGN BOND(e) 0.14%

Luxembourg
Huntsman International LLC (cost $10,315,515)	7.50%	1/1/2015	8,500	11,393,138

FOREIGN GOVERNMENT OBLIGATIONS 0.42%

Canada
Government of Canada	4.00%	9/1/2010	20,000	19,564,182
Government of Canada	5.50%	6/1/2010	15,000	14,644,595

Total Foreign Government Obligations (cost $34,856,880)				34,208,777

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGH 0.27%
Federal National Mortgage Assoc.(f) (cost $22,792,106)	4.50%	2/1/2039	22,474	22,464,311

HIGH YIELD CORPORATE BONDS 77.46%

Aerospace/Defense 1.00%
Esterline Technologies Corp.	6.625%	3/1/2017	8,000	7,840,000
Esterline Technologies Corp.	7.75%	6/15/2013	16,000	16,420,000
L-3 Communications Corp.	6.125%	1/15/2014	15,000	15,168,750
L-3 Communications Corp.	6.375%	10/15/2015	18,000	18,157,500
Moog, Inc.	6.25%	1/15/2015	10,750	10,225,938
Spirit AeroSystems, Inc.†	7.50%	10/1/2017	3,750	3,712,500
Triumph Group, Inc.†	8.00%	11/15/2017	10,820	10,968,775

Total				82,493,463

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Value
Airlines 0.06%
Delta Air Lines, Inc.†	9.50%	9/15/2014		$4,400	$4,592,500

Apparel/Textiles 0.67%
Jones Apparel Group, Inc.	6.125%	11/15/2034		20,000	16,650,000
Levi Strauss & Co.	8.875%	4/1/2016		22,900	24,073,625
Quiksilver, Inc.	6.875%	4/15/2015		17,000	14,025,000

Total					54,748,625

Auto Loans 1.10%
Ford Motor Credit Co. LLC	7.25%	10/25/2011		55,000	55,567,270
Ford Motor Credit Co. LLC	8.00%	6/1/2014		25,000	25,693,275
Ford Motor Credit Co. LLC	9.75%	9/15/2010		8,500	8,772,187

Total					90,032,732

Auto Parts & Equipment 1.21%
Cooper-Standard Automotive, Inc.(g)	8.375%	12/15/2014		20,000	5,200,000
Goodyear Tire & Rubber Co. (The)	10.50%	5/15/2016		15,000	16,650,000
Stanadyne Corp.	10.00%	8/15/2014		10,000	9,150,000
Stanadyne Corp.	12.00%	2/15/2015		15,000	10,425,000
Tenneco, Inc.	8.625%	11/15/2014		20,000	20,275,000
TRW Automotive, Inc.†	7.25%	3/15/2017		25,000	24,375,000
TRW Automotive, Inc.†	8.875%	12/1/2017		12,725	13,297,625

Total					99,372,625

Automotive 0.42%
Ford Motor Co.	7.45%	7/16/2031		20,375	18,108,281
Ford Motor Co.	9.50%	9/15/2011		7,000	7,210,000
Navistar International Corp.	8.25%	11/1/2021		8,700	8,961,000

Total					34,279,281

Banking 3.03%
American Express Credit Corp.	7.30%	8/20/2013		12,000	13,497,420
Bank of America Corp.	5.75%	12/1/2017		16,500	16,922,994
Bank of America Corp.	8.00%	–	(h)	15,000	14,462,070
Capital One Capital VI	8.875%	5/15/2040		16,000	17,160,000
Discover Bank	8.70%	11/18/2019		9,700	10,409,507
GMAC, Inc.†	7.25%	3/2/2011		50,973	50,973,000
JPMorgan Chase & Co.	6.00%	1/15/2018		15,000	16,150,725
JPMorgan Chase & Co.	7.90%	–	(h)	15,925	16,479,731

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Value
Banking (continued)
Regions Financing Trust II	6.625%	5/15/2047		$10,000	$6,536,990
Royal Bank of Scotland Group plc (The) (United Kingdom)(c)	5.00%	11/12/2013		14,650	13,168,109
Royal Bank of Scotland Group plc (The) (United Kingdom)(c)	6.40%	10/21/2019		7,500	7,489,380
USB Capital IX	6.189%	–	(h)	13,000	10,578,750
Wachovia Capital Trust III	5.80%	–	(h)	15,000	11,625,000
Wells Fargo & Co.	5.35%	5/6/2018		20,000	19,152,760
Zions Bancorp	7.75%	9/23/2014		27,000	23,850,045

Total					248,456,481

Beverages 0.79%
Anheuser-Busch InBev Worldwide, Inc.†	7.75%	1/15/2019		20,000	23,455,060
CEDC Finance Corp. International, Inc.†	9.125%	12/1/2016		15,000	15,525,000
Constellation Brands, Inc.	7.25%	5/15/2017		21,000	21,393,750
PepsiCo, Inc.	7.90%	11/1/2018		3,500	4,302,505

Total					64,676,315

Brokerage 0.51%
Cantor Fitzgerald LP†	7.875%	10/15/2019		7,450	7,303,183
Lazard Group LLC	7.125%	5/15/2015		12,500	12,991,187
Raymond James Financial, Inc.	8.60%	8/15/2019		20,000	21,672,900

Total					41,967,270

Building & Construction 1.02%
Beazer Homes USA, Inc.	8.375%	4/15/2012		6,350	6,000,750
K. Hovnanian Enterprises, Inc.†	10.625%	10/15/2016		9,750	10,237,500
KB Home	9.10%	9/15/2017		19,500	20,572,500
Lennar Corp.	12.25%	6/1/2017		17,700	21,417,000
Ryland Group, Inc.	8.40%	5/15/2017		7,500	8,062,500
Toll Brothers Finance Corp.	8.91%	10/15/2017		10,000	11,369,790
William Lyon Homes, Inc.	10.75%	4/1/2013		8,375	5,946,250

Total					83,606,290

Building Materials 0.32%
Cemex Finance LLC†	9.50%	12/14/2016		4,825	5,078,313
Holcim US Finance SARL & Cie SCS (Luxembourg)†(c)	6.00%	12/30/2019		4,000	4,171,384
Owens Corning, Inc.	9.00%	6/15/2019		15,000	16,754,850

Total					26,004,547

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Chemicals 2.52%
Airgas, Inc.†	7.125%	10/1/2018	$7,000	$7,315,000
Ashland, Inc.†	9.125%	6/1/2017	15,000	16,500,000
Dow Chemical Co. (The)	8.55%	5/15/2019	40,000	47,805,720
Equistar Chemicals LP(g)	7.55%	2/15/2026	26,000	18,590,000
INEOS Group Holdings plc (United Kingdom)†(c)	8.50%	2/15/2016	30,000	20,325,000
INVISTA†	9.25%	5/1/2012	25,000	25,500,000
Koppers, Inc.†	7.875%	12/1/2019	2,300	2,334,500
Nalco Co.†	8.25%	5/15/2017	15,000	16,012,500
Nalco Co.	8.875%	11/15/2013	10,425	10,789,875
Potash Corp. of Saskatchewan, Inc. (Canada)(c)	4.875%	3/30/2020	9,750	9,638,733
Rockwood Specialties Group, Inc.	7.50%	11/15/2014	18,250	18,523,750
Terra Capital, Inc.†	7.75%	11/1/2019	12,425	13,356,875

Total				206,691,953

Consumer Products 0.30%
Elizabeth Arden, Inc.	7.75%	1/15/2014	25,000	24,750,000

Consumer/Commercial/Lease Financing 0.10%
International Lease Finance Corp.	6.375%	3/25/2013	10,250	8,433,136

Diversified Capital Goods 2.42%
Actuant Corp.	6.875%	6/15/2017	23,000	21,993,750
Belden, Inc.	7.00%	3/15/2017	12,500	12,234,375
Belden, Inc.†	9.25%	6/15/2019	10,000	10,612,500
Eaton Corp.	6.95%	3/20/2019	15,000	17,129,550
Emerson Electric Co.	5.25%	10/15/2018	10,000	10,526,960
Ingersoll-Rand Global Holding Co., Ltd.	9.50%	4/15/2014	25,800	30,857,135
Mueller Water Products, Inc.	7.375%	6/1/2017	23,500	21,855,000
Park-Ohio Industries, Inc.	8.375%	11/15/2014	11,850	9,154,125
RBS Global & Rexnord Corp.	8.875%	9/1/2016	15,000	13,125,000
RBS Global & Rexnord Corp.	9.50%	8/1/2014	29,500	29,721,250
Sensus USA, Inc.	8.625%	12/15/2013	21,000	21,551,250

Total				198,760,895

Electric: Generation 3.56%
Dynegy Holdings, Inc.	7.75%	6/1/2019	22,500	19,631,250
Dynegy Holdings, Inc.	8.375%	5/1/2016	40,000	38,200,000
Edison Mission Energy	7.00%	5/15/2017	53,275	42,353,625
Edison Mission Energy	7.75%	6/15/2016	51,000	43,605,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Electric: Generation (continued)
Mirant Americas Generation LLC	9.125%		5/1/2031	$34,250	$30,996,250
Mirant North America LLC	7.375%		12/31/2013	14,000	13,912,500
NRG Energy, Inc.	7.25%		2/1/2014	21,500	21,822,500
NRG Energy, Inc.	7.375%		2/1/2016	8,300	8,331,125
NRG Energy, Inc.	7.375%		1/15/2017	12,025	12,085,125
RRI Energy, Inc.	6.75%		12/15/2014	6,352	6,510,800
Texas Competitive Electric Holdings Co. LLC	10.25%		11/1/2015	67,500	55,012,500

Total					292,460,675

Electric: Integrated 1.81%
AES Corp. (The)	8.00%		10/15/2017	33,950	35,010,937
Black Hills Corp.	6.50%		5/15/2013	5,000	5,233,865
Commonwealth Edison Co.	5.80%		3/15/2018	7,500	7,966,973
E. ON International Finance BV (Netherlands)†(c)	5.80%		4/30/2018	17,000	18,288,294
EDF SA (France)†(c)	6.50%		1/26/2019	12,000	13,494,840
Nevada Power Co.	5.875%		1/15/2015	10,000	10,743,160
Northeast Utilities	5.65%		6/1/2013	7,750	8,023,474
PPL Energy Supply LLC	6.40%		11/1/2011	12,000	12,899,844
PSEG Power LLC†	5.32%		9/15/2016	20,000	20,606,220
Toledo Edison Co. (The)	7.25%		5/1/2020	14,000	16,005,640

Total					148,273,247

Electronics 1.27%
Advanced Micro Devices, Inc.†	8.125%		12/15/2017	3,600	3,604,500
Agilent Technologies, Inc.	5.50%		9/14/2015	14,450	15,165,000
Amphenol Corp.	4.75%		11/15/2014	5,000	5,007,130
Analog Devices, Inc.	5.00%		7/1/2014	9,700	10,129,108
Freescale Semiconductor, Inc.	8.875%		12/15/2014	37,900	34,962,750
KLA-Tencor Corp.	6.90%		5/1/2018	12,850	13,541,433
NXP BV LLC (Netherlands)(c)	9.50%		10/15/2015	13,000	11,147,500
NXP BV LLC (Netherlands)(c)	3.034%	#	10/15/2013	12,500	10,421,875

Total					103,979,296

Energy: Exploration & Production 4.18%
Anadarko Petroleum Corp.	7.625%		3/15/2014	10,000	11,524,970
Chesapeake Energy Corp.	6.25%		1/15/2018	35,675	34,426,375
Chesapeake Energy Corp.	7.00%		8/15/2014	40,000	40,700,000
Cimarex Energy Co.	7.125%		5/1/2017	25,000	25,375,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Energy: Exploration & Production (continued)
Concho Resources, Inc.	8.625%	10/1/2017	$5,400	$5,697,000
Continental Resources, Inc.†	8.25%	10/1/2019	16,975	17,908,625
Forest Oil Corp.	7.25%	6/15/2019	30,700	30,469,750
Forest Oil Corp.†	8.50%	2/15/2014	9,825	10,316,250
Hercules Offshore, Inc.†	10.50%	10/15/2017	13,000	13,780,000
KCS Energy Services, Inc.	7.125%	4/1/2012	25,000	25,187,500
Kerr-McGee Corp.	6.95%	7/1/2024	12,900	14,003,040
Newfield Exploration Co.	7.125%	5/15/2018	16,500	16,747,500
Questar Market Resources, Inc.	6.80%	3/1/2020	10,000	10,442,170
Quicksilver Resources, Inc.	7.125%	4/1/2016	12,325	11,554,686
Quicksilver Resources, Inc.	8.25%	8/1/2015	22,950	23,638,500
Range Resources Corp.	7.25%	5/1/2018	2,600	2,665,000
Range Resources Corp.	7.375%	7/15/2013	20,000	20,450,000
Range Resources Corp.	8.00%	5/15/2019	9,750	10,481,250
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Qatar)†(c)	5.50%	9/30/2014	6,650	7,000,083
XTO Energy, Inc.	5.50%	6/15/2018	10,000	10,684,750

Total				343,052,449

Environmental 0.90%
Allied Waste North America, Inc.	7.125%	5/15/2016	25,000	26,659,075
Allied Waste North America, Inc.	7.25%	3/15/2015	34,500	36,091,347
Clean Harbors, Inc.	7.625%	8/15/2016	11,100	11,308,124

Total				74,058,546

Food & Drug Retailers 1.39%
Duane Reade, Inc.	11.75%	8/1/2015	13,750	14,987,500
Ingles Markets, Inc.	8.875%	5/15/2017	25,850	27,013,250
New Albertson’s, Inc.	7.25%	5/1/2013	2,250	2,289,375
Rite Aid Corp.	9.375%	12/15/2015	16,100	14,248,500
Rite Aid Corp.†	10.25%	10/15/2019	7,650	8,109,000
Stater Brothers Holdings, Inc.	8.125%	6/15/2012	27,000	27,405,000
SUPERVALU, INC.	7.50%	11/15/2014	20,000	20,350,000

Total				114,402,625

Food: Wholesale 1.06%
Bumble Bee Foods LLC†	7.75%	12/15/2015	12,000	12,060,000
Bunge NA Finance LP	5.90%	4/1/2017	9,050	8,971,745
Del Monte Corp.†	7.50%	10/15/2019	6,425	6,649,875

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Food: Wholesale (continued)
Dole Food Co., Inc.	8.75%	7/15/2013	$30,000	$30,900,000
Dole Food Co., Inc.†	13.875%	3/15/2014	5,395	6,514,463
M-Foods Holdings, Inc.†	9.75%	10/1/2013	6,000	6,262,500
Mead Johnson Nutrition Co.†	4.90%	11/1/2019	7,400	7,351,175
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.†	9.25%	4/1/2015	8,250	8,415,000

Total				87,124,758

Forestry/Paper 2.08%
Boise Paper Holdings LLC/Boise Finance Co.†	9.00%	11/1/2017	3,750	3,904,687
Cascades, Inc. (Canada)†(c)	7.75%	12/15/2017	6,300	6,394,500
Cascades, Inc. (Canada)†(c)	7.875%	1/15/2020	3,425	3,493,500
Cellu Tissue Holdings, Inc.	11.50%	6/1/2014	10,000	11,150,000
Georgia-Pacific LLC†	8.25%	5/1/2016	35,000	37,275,000
International Paper Co.	7.95%	6/15/2018	4,000	4,620,908
Jefferson Smurfit Corp.(g)	7.50%	6/1/2013	20,000	17,700,000
Jefferson Smurfit Corp.(g)	8.25%	10/1/2012	17,000	15,045,000
PE Paper Escrow GmbH (Austria)†(c)	12.00%	8/1/2014	5,000	5,534,795
Rock-Tenn Co.†	9.25%	3/15/2016	10,000	10,912,500
Smurfit Kappa Funding plc (Ireland)(c)	7.75%	4/1/2015	18,000	17,392,500
Stone Container Corp.(g)	8.00%	3/15/2017	20,000	17,725,000
Stone Container Corp.(g)	8.375%	7/1/2012	10,000	8,900,000
Weyerhaeuser Co.	7.375%	10/1/2019	10,000	10,468,310

Total				170,516,700

Gaming 3.46%
Ameristar Casinos, Inc.†	9.25%	6/1/2014	11,625	12,119,062
Boyd Gaming Corp.	7.125%	2/1/2016	10,000	8,750,000
Downstream Development Authority Quapaw Tribe of Oklahoma†	12.00%	10/15/2015	15,000	12,431,250
Harrah’s Operating Co., Inc.†	11.25%	6/1/2017	20,000	21,025,000
Harrah’s Operating Escrow LLC/Harrah’s Escrow Corp.†	11.25%	6/1/2017	4,500	4,730,625
International Game Technology	7.50%	6/15/2019	17,500	18,995,935
Isle of Capri Casinos, Inc.	7.00%	3/1/2014	32,925	29,467,875
Las Vegas Sands Corp.	6.375%	2/15/2015	31,875	28,368,750
Mandalay Resort Group	9.375%	2/15/2010	17,500	17,500,000
MGM Mirage	6.75%	9/1/2012	7,000	6,282,500
MGM Mirage†	10.375%	5/15/2014	2,500	2,725,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Gaming (continued)
Mohegan Tribal Gaming Authority	6.125%	2/15/2013	$12,742	$10,273,238
Mohegan Tribal Gaming Authority†	11.50%	11/1/2017	17,000	17,425,000
Peninsula Gaming LLC†	8.375%	8/15/2015	4,600	4,611,500
River Rock Entertainment Authority (The)	9.75%	11/1/2011	17,000	16,107,500
Scientific Games Corp.	6.25%	12/15/2012	10,000	9,900,000
Scientific Games International, Inc.	9.25%	6/15/2019	10,500	11,077,500
Seneca Gaming Corp.	7.25%	5/1/2012	10,000	9,800,000
Shingle Springs Tribal Gaming Authority†	9.375%	6/15/2015	4,000	3,060,000
Snoqualmie Entertainment Authority†	9.125%	2/1/2015	17,725	9,482,875
Station Casinos, Inc.(g)	6.50%	2/1/2014	27,000	270,000
Turning Stone Casino Resort†	9.125%	9/15/2014	10,000	9,825,000
Wynn Las Vegas LLC/Capital Corp.†	7.875%	11/1/2017	20,000	20,350,000

Total				284,578,610

Gas Distribution 4.06%
El Paso Corp.	7.00%	6/15/2017	30,000	29,903,760
El Paso Corp.	7.25%	6/1/2018	14,200	14,100,572
El Paso Corp.	7.75%	1/15/2032	10,000	9,506,130
El Paso Corp.	8.25%	2/15/2016	10,000	10,725,000
El Paso Corp.	12.00%	12/12/2013	4,000	4,710,000
Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp.	6.75%	5/1/2014	15,950	15,790,500
Ferrellgas Partners LP	8.75%	6/15/2012	17,625	17,933,438
Florida Gas Transmission Co. LLC†	7.90%	5/15/2019	7,700	9,027,726
Inergy LP/Inergy Finance Corp.	8.25%	3/1/2016	17,750	18,105,000
Inergy LP/Inergy Finance Corp.	8.75%	3/1/2015	4,950	5,110,875
MarkWest Energy Partners LP	6.875%	11/1/2014	23,050	22,128,000
MarkWest Energy Partners LP	6.875%	11/1/2014	10,000	9,500,000
MarkWest Energy Partners LP	8.50%	7/15/2016	3,775	3,859,938
MarkWest Energy Partners LP	8.75%	4/15/2018	6,000	6,210,000
National Fuel Gas Co.	6.50%	4/15/2018	25,400	26,415,187
National Fuel Gas Co.	8.75%	5/1/2019	5,000	5,846,065
NiSource Finance Corp.	10.75%	3/15/2016	2,200	2,713,995
NorthernStar Natural Gas, Inc. PIK	5.00%	5/15/2014	4,229	3,488,847
Northwest Pipeline GP	6.05%	6/15/2018	5,025	5,324,927
Northwest Pipeline GP	7.00%	6/15/2016	12,500	14,093,350
Panhandle Eastern Pipeline Co. LP	7.00%	6/15/2018	7,600	8,405,600
Panhandle Eastern Pipeline Co. LP	8.125%	6/1/2019	23,000	26,618,521

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Gas Distribution (continued)
Rockies Express Pipeline LLC†	6.25%	7/15/2013	$6,000	$6,560,730
Williams Cos., Inc. (The)	7.875%	9/1/2021	32,500	37,351,600
Williams Partners LP	7.25%	2/1/2017	20,000	20,231,500

Total				333,661,261

Health Services 5.09%
Apria Healthcare Group, Inc.†	11.25%	11/1/2014	10,250	11,300,625
Bausch & Lomb, Inc.	9.875%	11/1/2015	30,000	31,800,000
Bio-Rad Laboratories, Inc.	6.125%	12/15/2014	16,325	16,406,625
Bio-Rad Laboratories, Inc.†	8.00%	9/15/2016	12,500	13,218,750
Biomet, Inc.	10.00%	10/15/2017	22,000	24,007,500
Centene Corp.	7.25%	4/1/2014	15,000	14,925,000
Community Health Systems, Inc.	8.875%	7/15/2015	35,000	36,312,500
DaVita, Inc.	7.25%	3/15/2015	15,000	15,112,500
Hanger Orthopedic Group, Inc.	10.25%	6/1/2014	12,950	13,791,750
HCA, Inc.	6.375%	1/15/2015	22,500	21,346,875
HCA, Inc.†	7.875%	2/15/2020	10,000	10,437,500
HCA, Inc.†	8.50%	4/15/2019	10,000	10,825,000
HCA, Inc.	9.125%	11/15/2014	33,500	35,426,250
HCA, Inc.†	9.875%	2/15/2017	12,000	13,320,000
HealthSouth Corp.	8.125%	2/15/2020	24,650	24,403,500
Omnicare, Inc.	6.875%	12/15/2015	7,000	6,842,500
Select Medical Corp.	7.625%	2/1/2015	26,140	25,486,500
Tenet Healthcare Corp.†	8.875%	7/1/2019	6,850	7,432,250
Tenet Healthcare Corp.	9.25%	2/1/2015	15,000	16,050,000
United Surgical Partners, Inc.	8.875%	5/1/2017	21,500	22,252,500
Vanguard Health Holdings Co. II LLC	9.00%	10/1/2014	32,000	33,320,000
VWR Funding, Inc. PIK	10.25%	7/15/2015	13,225	13,820,125

Total				417,838,250

Hotels 1.21%
FelCor Lodging LP†	10.00%	10/1/2014	9,950	10,086,813
Gaylord Entertainment Co.	6.75%	11/15/2014	9,600	8,976,000
Host Hotels & Resorts LP	6.375%	3/15/2015	15,000	14,775,000
Host Hotels & Resorts LP	7.00%	8/15/2012	17,000	17,361,250
Hyatt Hotels Corp.†	5.75%	8/15/2015	20,036	20,180,019
Starwood Hotels & Resorts Worldwide, Inc.	6.25%	2/15/2013	2,026	2,099,443
Starwood Hotels & Resorts Worldwide, Inc.	6.75%	5/15/2018	6,600	6,649,500

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Hotels (continued)
Starwood Hotels & Resorts Worldwide, Inc.	7.875%	10/15/2014	$18,000	$19,327,500

Total				99,455,525

Household & Leisure Products 0.50%
ACCO Brands Corp.†	10.625%	3/15/2015	3,600	3,978,000
Mattel, Inc.	5.625%	3/15/2013	13,950	14,747,731
Whirlpool Corp.	8.60%	5/1/2014	20,000	22,665,880

Total				41,391,611

Integrated Energy 0.25%
Petrobras International Finance Co. (Brazil)(c)	5.875%	3/1/2018	20,000	20,268,200

Investments & Miscellaneous Financial Services 0.34%
BlackRock, Inc.	3.50%	12/10/2014	7,700	7,611,827
CIT Group, Inc.	7.00%	5/1/2017	5,026	4,385,171
CIT Group, Inc.	7.00%	5/1/2016	3,590	3,177,139
CIT Group, Inc.	7.00%	5/1/2013	6,000	5,640,000
FMR LLC†	5.35%	11/15/2021	7,400	7,077,545

Total				27,891,682

Leisure 0.43%
Speedway Motorsports, Inc.	8.75%	6/1/2016	15,450	16,377,000
Universal City Development Partners Ltd.†	8.875%	11/15/2015	9,250	9,099,688
Universal City Development Partners Ltd.†	10.875%	11/15/2016	10,000	10,075,000

Total				35,551,688

Life Insurance 0.61%
MetLife Capital Trust X†	9.25%	4/8/2038	18,500	21,090,000
MetLife, Inc.	5.00%	6/15/2015	18,235	19,202,020
Prudential Financial, Inc.	5.10%	9/20/2014	6,525	6,810,293
Prudential Financial, Inc.	5.15%	1/15/2013	2,875	3,026,558

Total				50,128,871

Local-Authority 0.16%
New York City Industrial Development Agency†	11.00%	3/1/2029	12,000	13,338,960

Machinery 1.33%
Altra Holdings, Inc.†	8.125%	12/1/2016	20,000	20,625,000
Baldor Electric Co.	8.625%	2/15/2017	38,500	39,558,750

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Machinery (continued)
Briggs & Stratton Corp.	8.875%		3/15/2011	$10,000	$10,537,500
Gardner Denver, Inc.	8.00%		5/1/2013	23,450	23,098,250
Roper Industries, Inc.	6.25%		9/1/2019	10,350	10,794,532
Roper Industries, Inc.	6.625%		8/15/2013	4,350	4,741,261

Total					109,355,293

Media: Broadcast 1.76%
Allbritton Communications Co.	7.75%		12/15/2012	55,250	54,628,437
Belo Corp.	8.00%		11/15/2016	7,650	7,898,625
CBS Corp.	8.875%		5/15/2019	20,000	23,966,100
Discovery Communications LLC	5.625%		8/15/2019	11,150	11,534,017
FoxCo Acquisition Sub LLC†	13.375%		7/15/2016	5,650	4,399,938
Grupo Televisa SA (Mexico)(c)	6.00%		5/15/2018	5,050	5,106,757
ION Media Networks, Inc. PIK†(g)	8.381%	#	1/15/2013	11,064	207,441
Lin TV Corp.	6.50%		5/15/2013	10,075	9,772,750
Salem Communications Corp.†	9.625%		12/15/2016	8,275	8,709,438
Sinclair Broadcast Group, Inc.	8.00%		3/15/2012	4,525	4,434,500
Univision Communications, Inc. PIK†	9.75%		3/15/2015	15,788	13,912,734

Total					144,570,737

Media: Cable 1.90%
CCH II LLC/CCH II Capital Corp.†	13.50%		11/30/2016	3,667	4,299,429
CSC Holdings, Inc.†	8.625%		2/15/2019	25,000	27,031,250
DirecTV Holdings LLC/DirecTV Financing Co., Inc.	6.375%		6/15/2015	25,000	26,093,750
DISH DBS Corp.	7.125%		2/1/2016	26,000	26,682,500
Mediacom Broadband LLC	8.50%		10/15/2015	10,000	10,150,000
Mediacom Communications Corp.†	9.125%		8/15/2019	32,450	33,261,250
Virgin Media Finance plc (United Kingdom)(c)	8.375%		10/15/2019	9,700	10,027,375
Virgin Media Finance plc (United Kingdom)(c)	9.50%		8/15/2016	17,500	18,878,125

Total					156,423,679

Media: Services 1.18%
Affinion Group, Inc.	10.125%		10/15/2013	6,000	6,195,000
Affinion Group, Inc.	11.50%		10/15/2015	12,200	12,840,500
Interpublic Group of Cos., Inc. (The)	6.25%		11/15/2014	23,000	22,195,000
Interpublic Group of Cos., Inc. (The)	10.00%		7/15/2017	15,000	16,725,000
Lamar Media Corp.	6.625%		8/15/2015	3,500	3,377,500
Nielsen Finance LLC/Nielsen Finance Co.	11.50%		5/1/2016	2,750	3,086,875

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Value
Media: Services (continued)
WMG Acquisition Corp.	7.375%		4/15/2014		$12,000	$11,655,000
WMG Acquisition Corp.†	9.50%		6/15/2016		19,600	21,094,500

Total						97,169,375

Metals/Mining (Excluding Steel) 2.61%
Aleris International, Inc.(g)	10.00%		12/15/2016		14,175	106,313
Aleris International, Inc. PIK(g)	9.00%		12/15/2014		7,500	57,900
Anglo American Capital plc (United Kingdom)†(c)	9.375%		4/8/2014		10,000	12,010,180
Arch Coal, Inc.†	8.75%		8/1/2016		6,300	6,693,750
Barrick Gold Corp. (Canada)(c)	6.95%		4/1/2019		5,250	5,921,465
Foundation PA Coal Co.	7.25%		8/1/2014		14,000	14,245,000
Freeport-McMoRan Copper & Gold, Inc.	8.25%		4/1/2015		25,000	27,279,125
Freeport-McMoRan Copper & Gold, Inc.	8.375%		4/1/2017		27,500	30,153,777
Murray Energy Corp.†	10.25%		10/15/2015		10,000	10,000,000
Noranda Aluminum Acquisition Corp. PIK	5.274%	#	5/15/2015		28,640	22,375,259
Peabody Energy Corp.	5.875%		4/15/2016		15,000	14,700,000
Peabody Energy Corp.	7.375%		11/1/2016		10,000	10,362,500
Teck Resources Ltd. (Canada)(c)	9.75%		5/15/2014		10,750	12,456,562
Teck Resources Ltd. (Canada)(c)	10.75%		5/15/2019		40,000	48,000,000

Total						214,361,831

Mortgage Banks & Thrifts 0.00%
Washington Mutual Bank(g)	6.875%		6/15/2011		22,500	225,000

Multi-Line Insurance 0.84%
American International Group, Inc.	8.25%		8/15/2018		20,000	18,805,060
AXA SA (France)†(c)	6.379%		–	(h)	11,225	9,092,250
HUB International Holdings, Inc.†	9.00%		12/15/2014		12,875	12,360,000
Marsh & McLennan Cos., Inc.	9.25%		4/15/2019		10,000	12,153,000
USI Holdings Corp.†	4.148%	#	11/15/2014		17,250	14,252,813
ZFS Finance (USA) Trust V†	6.50%		5/9/2037		3,024	2,615,760

Total						69,278,883

Non-Food & Drug Retailers 2.30%
Brookstone Co., Inc.	12.00%		10/15/2012		10,000	6,700,000
J.C. Penney Corp., Inc.	6.875%		10/15/2015		1,675	1,775,500
J.C. Penney Corp., Inc.	7.125%		11/15/2023		5,025	5,006,156
J.C. Penney Corp., Inc.	7.95%		4/1/2017		9,735	10,684,163
Limited Brands, Inc.	6.90%		7/15/2017		13,116	13,165,185

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Non-Food & Drug Retailers (continued)
Limited Brands, Inc.	7.60%	7/15/2037	$7,500	$6,712,500
Limited Brands, Inc.†	8.50%	6/15/2019	14,700	16,059,750
Macy’s Retail Holdings, Inc.	5.90%	12/1/2016	35,000	34,300,000
Macy’s Retail Holdings, Inc.	6.375%	3/15/2037	12,900	10,965,000
Macy’s Retail Holdings, Inc.	8.875%	7/15/2015	17,125	18,965,938
Nordstrom, Inc.	6.25%	1/15/2018	15,000	16,262,835
Toys “R” Us Property Co. I LLC†	10.75%	7/15/2017	23,575	25,932,500
Toys “R” Us Property Co. II LLC†	8.50%	12/1/2017	12,000	12,270,000
Toys “R” Us, Inc.	7.625%	8/1/2011	10,000	10,212,500

Total				189,012,027

Oil Field Equipment & Services 1.89%
Bristow Group, Inc.	6.125%	6/15/2013	20,150	19,998,875
Bristow Group, Inc.	7.50%	9/15/2017	11,000	10,945,000
Cameron International Corp.	6.375%	7/15/2018	8,850	9,454,986
Complete Production Services, Inc.	8.00%	12/15/2016	20,000	19,825,000
Hornbeck Offshore Services, Inc.†	8.00%	9/1/2017	19,400	19,497,000
Hornbeck Offshore Services, Inc. Series B	6.125%	12/1/2014	8,275	7,768,156
Key Energy Services, Inc.	8.375%	12/1/2014	11,000	11,082,500
Nabors Industries, Inc.	6.15%	2/15/2018	10,000	10,409,980
National Oilwell Varco, Inc.	6.125%	8/15/2015	15,000	15,065,625
Pride International, Inc.	7.375%	7/15/2014	10,875	11,282,813
SEACOR Holdings, Inc.	7.375%	10/1/2019	19,750	20,028,238

Total				155,358,173

Oil Refining & Marketing 0.28%
Tesoro Corp.	6.25%	11/1/2012	5,000	5,000,000
Tesoro Corp.	9.75%	6/1/2019	17,000	17,680,000

Total				22,680,000

Packaging 2.34%
Ball Corp.	6.625%	3/15/2018	16,000	15,880,000
Ball Corp.	7.375%	9/1/2019	15,000	15,487,500
Crown Americas LLC/Crown Americas Capital Corp. II†	7.625%	5/15/2017	15,000	15,637,500
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	47,770	44,545,525
Graham Packaging Co. LP/GPC Capital Corp. I†	8.25%	1/1/2017	7,400	7,344,500
Graphic Packaging International Corp.	9.50%	8/15/2013	22,975	23,836,562

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Packaging (continued)
Owens-Brockway Glass Container, Inc.	7.375%	5/15/2016	$15,000	$15,562,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC†	7.75%	10/15/2016	11,900	12,227,250
Sealed Air Corp.†	7.875%	6/15/2017	15,000	15,999,990
Solo Cup Co.	8.50%	2/15/2014	15,400	15,130,500
Solo Cup Co.†	10.50%	11/1/2013	1,950	2,086,500
Vitro SA de CV (Mexico)(c)(g)	9.125%	2/1/2017	20,000	8,700,000

Total				192,438,327

Pharmaceuticals 0.53%
Axcan Intermediate Holdings, Inc.	12.75%	3/1/2016	9,500	10,663,750
Boston Scientific Corp.	4.50%	1/15/2015	5,200	5,216,422
Novartis Securities Investment Ltd.	5.125%	2/10/2019	10,000	10,524,380
Roche Holdings, Inc.†	5.00%	3/1/2014	10,000	10,708,430
Watson Pharmaceuticals, Inc.	5.00%	8/15/2014	6,000	6,132,132

Total				43,245,114

Property & Casualty 0.26%
Liberty Mutual Group, Inc.†	10.75%	6/15/2058	20,000	21,400,000

Real Estate Investment Trusts 0.29%
DuPont Fabros Technology LP†	8.50%	12/15/2017	12,750	13,020,938
ProLogis	5.625%	11/15/2016	12,000	11,073,852

Total				24,094,790

Restaurants 0.51%
Denny’s Corp./Denny’s Holdings, Inc.	10.00%	10/1/2012	17,000	17,467,500
Wendy’s/Arby’s Restaurants LLC	10.00%	7/15/2016	22,500	24,637,500

Total				42,105,000

Software/Services 1.74%
Ceridian Corp.	11.25%	11/15/2015	6,750	6,471,562
First Data Corp.	9.875%	9/24/2015	25,000	23,437,500
SERENA Software, Inc.	10.375%	3/15/2016	7,600	7,343,500
SunGard Data Systems, Inc.	9.125%	8/15/2013	27,050	27,861,500
SunGard Data Systems, Inc.	10.25%	8/15/2015	37,725	40,365,750
Syniverse Technologies, Inc.	7.75%	8/15/2013	15,000	14,981,250
Unisys Corp.†	12.75%	10/15/2014	4,994	5,793,040
Unisys Corp.†	14.25%	9/15/2015	4,006	4,687,020

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Software/Services (continued)
Vangent, Inc.	9.625%		2/15/2015	$12,500	$11,828,125

Total					142,769,247

Steel Producers/Products 0.61%
Algoma Acquisition Corp. (Canada)†(c)	9.875%		6/15/2015	18,700	16,011,875
Allegheny Ludlum Corp.	6.95%		12/15/2025	13,875	12,600,165
Allegheny Technologies, Inc.	9.375%		6/1/2019	10,200	11,759,672
Essar Steel Algoma, Inc. (Canada)†(c)	9.375%		3/15/2015	9,600	9,516,000

Total					49,887,712

Support: Services 2.23%
ARAMARK Corp.	3.781%	#	2/1/2015	14,150	13,018,000
Ashtead Capital, Inc.†	9.00%		8/15/2016	14,000	14,087,500
Corrections Corp. of America	7.75%		6/1/2017	28,000	28,980,000
Expedia, Inc.†	8.50%		7/1/2016	14,250	15,479,063
FTI Consulting, Inc.	7.75%		10/1/2016	12,075	12,286,313
Hertz Corp. (The)	8.875%		1/1/2014	20,900	21,474,750
Iron Mountain, Inc.	7.75%		1/15/2015	8,600	8,686,000
Iron Mountain, Inc.	8.375%		8/15/2021	11,250	11,671,875
JohnsonDiversey, Inc.†	8.25%		11/15/2019	8,150	8,292,625
Rental Service Corp.	9.50%		12/1/2014	15,250	15,345,312
Rental Service Corp.†	10.00%		7/15/2017	7,350	8,029,875
Travelport LLC	9.875%		9/1/2014	3,760	3,901,000
United Rentals (North America), Inc.	10.875%		6/15/2016	20,000	21,850,000

Total					183,102,313

Telecommunications: Fixed Line 0.15%
Valor Telecommunications Enterprises LLC	7.75%		2/15/2015	12,000	12,368,460

Telecommunications: Integrated/Services 2.98%
Cincinnati Bell, Inc.	8.375%		1/15/2014	55,000	56,237,500
GeoEye, Inc.†	9.625%		10/1/2015	20,000	20,675,000
Hellas II (Luxembourg)†(c)(g)	6.034%	#	1/15/2015	15,000	525,000
Hughes Network Systems LLC	9.50%		4/15/2014	11,500	11,931,250
Hughes Network Systems LLC	9.50%		4/15/2014	18,450	18,957,375
Intelsat Ltd.	11.25%		6/15/2016	11,000	11,962,500
MasTec, Inc.	7.625%		2/1/2017	12,500	12,078,125
Nordic Telephone Holdings Co. (Denmark)†(c)	8.875%		5/1/2016	39,000	41,437,500
Qwest Communications International, Inc.	7.25%		2/15/2011	30,000	30,300,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Telecommunications: Integrated/Services (continued)
Qwest Communications International, Inc.†	8.00%		10/1/2015	$9,100	$9,395,750
Telemar Norte Leste SA (Brazil)†(c)	9.50%		4/23/2019	4,175	5,010,000
Windstream Corp.	7.00%		3/15/2019	28,000	26,320,000

Total					244,830,000

Telecommunications: Wireless 3.45%
CC Holdings GS V LLC/Crown Castle GS III Corp.†	7.75%		5/1/2017	40,000	42,800,000
DigitalGlobe, Inc.†	10.50%		5/1/2014	33,250	35,743,750
Inmarsat Finance plc (United Kingdom)†(c)	7.375%		12/1/2017	8,625	8,862,188
iPCS, Inc. PIK	3.531%	#	5/1/2014	4,816	4,117,389
MetroPCS Wireless, Inc.	9.25%		11/1/2014	35,000	35,612,500
NII Capital Corp.†	8.875%		12/15/2019	14,750	14,436,562
NII Capital Corp.†	10.00%		8/15/2016	15,840	16,671,600
SBA Telecommunications, Inc.†	8.25%		8/15/2019	10,000	10,650,000
Sprint Capital Corp.	6.90%		5/1/2019	45,000	41,625,000
Sprint Nextel Corp.	8.375%		8/15/2017	25,000	25,625,000
ViaSat, Inc.†	8.875%		9/15/2016	10,400	10,764,000
Wind Acquisition Finance SA (Italy)†(c)	11.75%		7/15/2017	21,625	23,733,437
Wind Acquisition Finance SA (Italy)†(c)	12.00%		12/1/2015	12,000	12,900,000

Total					283,541,426

Theaters & Entertainment 0.31%
AMC Entertainment, Inc.	8.00%		3/1/2014	8,800	8,448,000
Cinemark USA, Inc.†	8.625%		6/15/2019	11,825	12,357,125
Regal Cinemas Corp.	8.625%		7/15/2019	4,550	4,754,750

Total					25,559,875

Transportation (Excluding Air/Rail) 0.14%
Commercial Barge Line Co.†	12.50%		7/15/2017	11,125	11,625,625

Total High Yield Corporate Bonds (cost $6,238,730,704)					6,362,241,954

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY 0.12%
Crown Castle Towers LLC 2006-1A AFX† (cost $9,045,159)	5.245%		11/15/2036	9,810	10,104,300

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Shares (000)	Value
NON-CONVERTIBLE PREFERRED STOCK 0.01%

Agency/Government Related
Fannie Mae* (cost $12,089,804)	Zero Coupon	481	$529,540

WARRANT 0.01%

Media: Services
Charter Communications, Inc. (11/30/2014 at $46.86)* (cost $294,273)		84	525,487

Total Long-Term Investments (cost $7,867,144,956)			8,087,750,185

		Principal Amount (000)

SHORT-TERM INVESTMENT 0.45%

Repurchase Agreement
Repurchase Agreement dated 12/31/2009, Zero Coupon due 1/4/2009 with Fixed Income Clearing Corp. collateralized by $37,540,000 of Federal National Mortgage Assoc. at 1.722% due 5/10/2011; value: $37,821,550; proceeds: $37,077,248 (cost $37,077,248)		$37,077	37,077,248

Total Investments in Securities 98.92% (cost $7,904,222,204)			8,124,827,433

Cash and Other Assets in Excess of Liabilities(i) 1.08%			88,448,944

Net Assets 100.00%			$8,213,276,377

See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2009

ADR	American Depositary Receipt.
ETF	Exchange Traded Fund.
PIK	Payment-in-kind.
*	Non-income producing security.
†

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

~	Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.
#	Variable rate security. The interest rate represents the rate at December 31, 2009.
(a)	Restricted security. The Fund acquired 1,597,250 shares in a private placement on June 11, 2009 for a cost of $29,948,438. The fair value per share on December 31, 2009 is $35.50.
(b)	Restricted security. The Fund acquired 374,133 shares in a private placement on November 30, 2009 for a cost of $7,716,493. The fair value price per share on December 31, 2009 is $35.50.
(c)	Foreign security traded in U.S. dollars.
(d)

Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate shown is the rate(s) in effect at December 31, 2009.

(e)	Investment in non-U.S. dollar denominated securities.
(f)	Securities have been fully/partially segregated to cover margin requirements for open futures contracts as of December 31, 2009 (See Note 2(h)).
(g)	Defaulted security.
(h)	Security is perpetual in nature and has no stated maturity.
(i)	Cash and Other Assets in Excess of Liabilities include net unrealized appreciation on open futures contracts, as follows:

Open Futures Contracts at December 31, 2009:

Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 10 Year-Treasury Note	March 2010	1,100	Short	$(126,998,438)	$4,438,855

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2009

ASSETS:
Investments in securities, at value (cost $7,904,222,204)	$8,124,827,433
Cash	2,317,189
Receivables:
Interest and dividends	126,040,871
Capital shares sold	18,903,445
Investment securities sold	13,706,250
Variation margin	429,682
Prepaid expenses and other assets	289,244
Total assets	8,286,514,114
LIABILITIES:
Payables:
Capital shares reacquired	20,101,092
Investment securities purchased	6,456,770
12b-1 distribution fees	5,205,110
Management fee	3,130,484
Directors’ fees	1,105,408
Fund administration	278,505
To affiliates (See Note 3)	25,819
Distributions payable	34,899,747
Accrued expenses and other liabilities	2,034,802
Total liabilities	73,237,737
NET ASSETS	$8,213,276,377
COMPOSITION OF NET ASSETS:
Paid-in capital	$8,790,254,853
Distributions in excess of net investment income	(63,511,933)
Accumulated net realized loss on investments, futures contracts and foreign currency related transactions	(738,502,701)
Net unrealized appreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	225,036,158
Net Assets	$8,213,276,377

See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

December 31, 2009

Net assets by class:
Class A Shares	$4,709,960,937
Class B Shares	$717,670,858
Class C Shares	$1,888,177,176
Class F Shares	$435,085,076
Class I Shares	$294,143,698
Class P Shares	$150,001,759
Class R2 Shares	$456,445
Class R3 Shares	$17,780,428
Outstanding shares by class:
Class A Shares (1.14 billion shares of common stock authorized, $.001 par value)	641,130,325
Class B Shares (500 million shares of common stock authorized, $.001 par value)	97,384,556
Class C Shares (600 million shares of common stock authorized, $.001 par value)	256,393,133
Class F Shares (300 million shares of common stock authorized, $.001 par value)	59,292,560
Class I Shares (300 million shares of common stock authorized, $.001 par value)	40,214,321
Class P Shares (160 million shares of common stock authorized, $.001 par value)	20,014,217
Class R2 Shares (300 million shares of common stock authorized, $.001 par value)	62,142
Class R3 Shares (300 million shares of common stock authorized, $.001 par value)	2,423,056
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$7.35
Class A Shares-Maximum offering price (Net asset value plus sales charge of 4.75%)	$7.72
Class B Shares-Net asset value	$7.37
Class C Shares-Net asset value	$7.36
Class F Shares-Net asset value	$7.34
Class I Shares-Net asset value	$7.31
Class P Shares-Net asset value	$7.49
Class R2 Shares-Net asset value	$7.35
Class R3 Shares-Net asset value	$7.34

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2009

Investment income
Dividends	$25,661,763
Interest and other	522,441,461
Total investment income	548,103,224
Expenses:
Management fee	31,812,435
12b-1 distribution plan-Class A	14,431,818
12b-1 distribution plan-Class B	7,044,112
12b-1 distribution plan-Class C	15,180,619
12b-1 distribution plan-Class F	279,231
12b-1 distribution plan-Class P	564,721
12b-1 distribution plan-Class R2	3,019
12b-1 distribution plan-Class R3	53,934
Shareholder servicing	8,920,465
Fund administration	2,805,550
Reports to shareholders	562,981
Subsidy (See Note 3)	375,180
Registration	339,495
Directors’ fees	221,404
Professional	124,694
Custody	104,302
Other	228,019
Gross expenses	83,051,979
Expense reductions (See Note 7)	(15,140)
Net expenses	83,036,839
Net investment income	465,066,385
Net realized and unrealized gain (loss):
Net realized loss on investments, futures contracts and foreign currency related transactions	(258,256,792)
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	1,931,773,219
Net realized and unrealized gain	1,673,516,427
Net Increase in Net Assets Resulting From Operations	$2,138,582,812

See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Operations:
Net investment income	$465,066,385	$419,613,323
Net realized loss on investments, credit default swap agreements, futures contracts and foreign currency related transactions	(258,256,792)	(115,983,108)
Net change in unrealized appreciation/depreciation on investments, credit default swap agreements, futures contracts and translation of assets and liabilities denominated in foreign currencies	1,931,773,219	(1,725,819,765)
Net increase (decrease) in net assets resulting from operations	2,138,582,812	(1,422,189,550)
Distributions to shareholders from:
Net investment income
Class A	(317,335,074)	(294,255,527)
Class B	(49,605,957)	(58,353,843)
Class C	(104,904,428)	(79,422,542)
Class F	(20,364,092)	(1,065,894)
Class I	(19,645,945)	(18,721,315)
Class P	(9,264,735)	(8,229,674)
Class R2	(37,136)	(31,103)
Class R3	(777,509)	(199,081)
Total distributions to shareholders	(521,934,876)	(460,278,979)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	2,766,846,679	1,230,615,749
Reinvestment of distributions	374,204,151	354,653,059
Cost of shares reacquired	(1,884,665,385)	(1,656,541,163)
Net increase (decrease) in net assets resulting from capital share transactions	1,256,385,445	(71,272,355)
Net increase (decrease) in net assets	2,873,033,381	(1,953,740,884)
NET ASSETS:
Beginning of year	$5,340,242,996	$7,293,983,880
End of year	$8,213,276,377	$5,340,242,996
Distributions in excess of net investment income	$(63,511,933)	$(17,395,383)

See Notes to Financial Statements.

Financial Highlights

	Class A Shares
	Year Ended 12/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$5.86	$7.92	$8.02	$7.80	$8.20

Investment operations:

Net investment income(a)	.45	.47	.46	.43	.43

Net realized and unrealized gain (loss)	1.55	(2.01)	(.04)	.31	(.31)

Total from investment operations	2.00	(1.54)	.42	.74	.12

Distributions to shareholders from:

Net investment income	(.51)	(.52)	(.52)	(.52)	(.52)

Net asset value, end of year	$7.35	$5.86	$7.92	$8.02	$7.80

Total Return(b)	35.37%	(20.26)%	5.34%	9.87%	1.56%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.00%	1.00%	.99%	.99%	.99%

Expenses, excluding expense reductions	1.00%	1.00%	.99%	.99%	1.00%

Net investment income	6.82%	6.63%	5.73%	5.54%	5.45%

Supplemental Data:
Net assets, end of year (000)	$4,709,961	$3,316,663	$4,526,753	$4,731,545	$4,815,148

Portfolio turnover rate	41.93%	29.01%	40.08%	32.40%	46.63%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class B Shares
	Year Ended 12/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$5.87	$7.93	$8.03	$7.80	$8.20

Investment operations:

Net investment income(a)	.41	.43	.41	.38	.38

Net realized and unrealized gain (loss)	1.55	(2.02)	(.04)	.32	(.31)

Total from investment operations	1.96	(1.59)	.37	.70	.07

Distributions to shareholders from:

Net investment income	(.46)	(.47)	(.47)	(.47)	(.47)

Net asset value, end of year	$7.37	$5.87	$7.93	$8.03	$7.80

Total Return(b)	34.52%	(20.82)%	4.63%	9.26%	.88%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.65%	1.65%	1.64%	1.64%	1.64%

Expenses, excluding expense reductions	1.65%	1.65%	1.64%	1.64%	1.64%

Net investment income	6.21%	5.95%	5.08%	4.88%	4.80%

Supplemental Data:
Net assets, end of year (000)	$717,671	$660,920	$1,061,150	$1,269,914	$1,473,891

Portfolio turnover rate	41.93%	29.01%	40.08%	32.40%	46.63%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class C Shares
	Year Ended 12/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$5.87	$7.94	$8.03	$7.81	$8.21

Investment operations:

Net investment income(a)	.41	.43	.41	.38	.38

Net realized and unrealized gain (loss)	1.54	(2.03)	(.03)	.31	(.31)

Total from investment operations	1.95	(1.60)	.38	.69	.07

Distributions to shareholders from:

Net investment income	(.46)	(.47)	(.47)	(.47)	(.47)

Net asset value, end of year	$7.36	$5.87	$7.94	$8.03	$7.81

Total Return(b)	34.44%	(20.90)%	4.77%	9.13%	.89%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.65%	1.65%	1.64%	1.64%	1.64%

Expenses, excluding expense reductions	1.65%	1.65%	1.64%	1.64%	1.64%

Net investment income	6.13%	5.98%	5.08%	4.88%	4.80%

Supplemental Data:
Net assets, end of year (000)	$1,888,177	$1,018,175	$1,322,738	$1,312,440	$1,423,141

Portfolio turnover rate	41.93%	29.01%	40.08%	32.40%	46.63%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class F Shares
	Year Ended 12/31		9/7/2007(a) to 12/31/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$5.85	$7.92	$7.92

Investment operations:

Net investment income(b)			–	(c)

Net realized and unrealized gain			.03

Total from investment operations			.03

Net asset value on SEC Effective Date, 9/14/2007			$7.95

Investment operations:

Net investment income(b)	.46	.49	.15

Net realized and unrealized gain (loss)	1.55	(2.02)	(.04)

Total from investment operations	2.01	(1.53)	.11

Distributions to shareholders from:

Net investment income	(.52)	(.54)	(.14)

Net asset value, end of period	$7.34	$5.85	$7.92

Total Return(d)			.38	%(e)(f)

Total Return(d)	35.81%	(20.17)%	1.31	%(e)(g)

Ratios to Average Net Assets:

Expenses, including expense reductions	.75%	.75%	.25	%(e)

Expenses, excluding expense reductions	.75%	.75%	.25	%(e)

Net investment income	6.87%	7.44%	1.87	%(e)

Supplemental Data:
Net assets, end of period (000)	$435,085	$35,771	$10

Portfolio turnover rate	41.93%	29.01%	40.08%
(a)	Commencement of investment operations was 9/7/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 9/7/2007 through 9/14/2007.
(g)	Total return for the period 9/14/2007 through 12/31/2007.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class I Shares
	Year Ended 12/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$5.83	$7.90	$8.00	$7.78	$8.18

Investment operations:

Net investment income(a)	.47	.50	.49	.46	.46

Net realized and unrealized gain (loss)	1.54	(2.02)	(.04)	.31	(.31)

Total from investment operations	2.01	(1.52)	.45	.77	.15

Distributions to shareholders from:

Net investment income	(.53)	(.55)	(.55)	(.55)	(.55)

Net asset value, end of year	$7.31	$5.83	$7.90	$8.00	$7.78

Total Return(b)	35.87%	(20.14)%	5.72%	10.29%	1.93%

Ratios to Average Net Assets:

Expenses, including expense reductions	.65%	.65%	.64%	.64%	.64%

Expenses, excluding expense reductions	.65%	.65%	.64%	.64%	.64%

Net investment income	7.15%	6.98%	6.07%	5.89%	5.80%

Supplemental Data:
Net assets, end of year (000)	$294,144	$203,843	$262,929	$342,363	$304,725

Portfolio turnover rate	41.93%	29.01%	40.08%	32.40%	46.63%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class P Shares
	Year Ended 12/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$5.97	$8.06	$8.15	$7.91	$8.31

Investment operations:

Net investment income(a)	.45	.47	.46	.43	.43

Net realized and unrealized gain (loss)	1.57	(2.05)	(.04)	.32	(.32)

Total from investment operations	2.02	(1.58)	.42	.75	.11

Distributions to shareholders from:

Net investment income	(.50)	(.51)	(.51)	(.51)	(.51)

Net asset value, end of year	$7.49	$5.97	$8.06	$8.15	$7.91

Total Return(b)	35.47%	(20.50)%	5.27%	9.86%	1.45%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.10%	1.10%	1.09%	1.09%	1.09%

Expenses, excluding expense reductions	1.10%	1.10%	1.09%	1.09%	1.09%

Net investment income	6.70%	6.55%	5.64%	5.43%	5.35%

Supplemental Data:
Net assets, end of year (000)	$150,002	$99,134	$120,343	$106,734	$134,592

Portfolio turnover rate	41.93%	29.01%	40.08%	32.40%	46.63%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class R2 Shares
	Year Ended 12/31		9/7/2007(a) to 12/31/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$5.86	$7.92	$7.92

Investment operations:

Net investment income(b)			–	(c)

Net realized and unrealized gain			.03

Total from investment operations			.03

Net asset value on SEC Effective Date, 9/14/2007			$7.95

Investment operations:

Net investment income(b)	.43	.46	.14

Net realized and unrealized gain (loss)	1.55	(2.02)	(.05)

Total from investment operations	1.98	(1.56)	.09

Distributions to shareholders from:

Net investment income	(.49)	(.50)	(.12)

Net asset value, end of period	$7.35	$5.86	$7.92

Total Return(d)			.38	%(e)(f)

Total Return(d)	35.26%	(20.61)%	1.18	%(e)(g)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.25%	1.24%	.39	%(e)

Expenses, excluding expense reductions	1.25%	1.24%	.39	%(e)

Net investment income	6.57%	6.44%	1.72	%(e)

Supplemental Data:
Net assets, end of period (000)	$456	$338	$46

Portfolio turnover rate	41.93%	29.01%	40.08%
(a)	Commencement of investment operations was 9/7/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 9/7/2007 through 9/14/2007.
(g)	Total return for the period 9/14/2007 through 12/31/2007.

See Notes to Financial Statements.

Financial Highlights (concluded)

	Class R3 Shares
	Year Ended 12/31		9/7/2007(a) to 12/31/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$5.85	$7.92	$7.92

Investment operations:

Net investment income(b)			–	(c)

Net realized and unrealized gain			.03

Total from investment operations			.03

Net asset value on SEC Effective Date, 9/14/2007			$7.95

Investment operations:

Net investment income(b)	.44	.47	.14

Net realized and unrealized gain (loss)	1.55	(2.03)	(.04)

Total from investment operations	1.99	(1.56)	.10

Distributions to shareholders from:

Net investment income	(.50)	(.51)	(.13)

Net asset value, end of period	$7.34	$5.85	$7.92

Total Return(d)			.38	%(e)(f)

Total Return(d)	35.31%	(20.52)%	1.21	%(e)(g)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.14%	1.15%	.35	%(e)

Expenses, excluding expense reductions	1.14%	1.15%	.35	%(e)

Net investment income	6.53%	7.01%	1.77	%(e)

Supplemental Data:
Net assets, end of period (000)	$17,780	$5,399	$14

Portfolio turnover rate	41.93%	29.01%	40.08%
(a)	Commencement of investment operations was 9/7/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 9/7/2007 through 9/14/2007.
(g)	Total return for the period 9/14/2007 through 12/31/2007.

See Notes to Financial Statements.

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Bond-Debenture Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on January 23, 1976.

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund offers eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund’s Class P shares are closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in the Fund’s prospectus. Effective March 31, 2010, the Fund will no longer offer Class B shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and asked quotations from dealers in loans on the basis of prices supplied by independent pricing services. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal years ended December 31, 2006 through December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on investments, futures contracts and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)

When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the value of the securities

Notes to Financial Statements (continued)

will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts for bona fide hedging purposes including hedging against changes in interest rates and securities prices. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin”. Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(j)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which a Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, a Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, a Fund assumes the credit risk of the Borrower, the selling participant and any other

Notes to Financial Statements (continued)

persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. As of December 31, 2009, the Fund had no unfunded loan commitments.

(k)	Fair Value Measurements–In accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (formerly SFAS 157), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1	Level 2	Level 3	Total
Common Stocks	$367,359,565	$56,702,375	$–	$424,061,940
Convertible Bonds	–	730,043,019	–	730,043,019
Convertible Preferred Stocks	162,938,775	126,045,900	–	288,984,675
Floating Rate Loans	–	203,193,044	–	203,193,044
Foreign Bond	–	11,393,138	–	11,393,138
Foreign Government Obligations	–	34,208,777	–	34,208,777
Government Sponsored
Enterprises Pass-Through	–	22,464,311	–	22,464,311
High Yield Corporate Bonds	–	6,358,753,107	3,488,847	6,362,241,954
Non-Agency Commercial
Mortgage-Backed Security	–	10,104,300	–	10,104,300
Non-Convertible Preferred Stock	529,540	–	–	529,540
Warrant	–	525,487	–	525,487
Repurchase Agreement	–	37,077,248	–	37,077,248
Total	$530,827,880	$7,590,510,706	$3,488,847	$8,124,827,433

Other Financial Instruments
Futures Contracts
Assets	$4,438,855	$–	$–	$4,438,855
Liabilities	–	–	–	–
Total	$4,438,855	$–	$–	$4,438,855
*	See Schedule of Investments for values in each industry.

The following is a reconciliation of investment for unobservable inputs (Level 3) that were used in determining fair value:

Investment Type*	Balance as of January 1, 2009	Accrued discounts/ premiums	Realized gain (loss)	Change in unrealized appreciation/ (depreciation)	Net purchase (sales)	Net transfers in or out of Level 3	Balance as of December 31, 2009
High Yield Corporate Bonds	$—	$(91,021)	$—	$(1,351,751)	$4,931,619	$—	$3,488,847
*	See Schedule of Investments for values in each industry.

(l)	Disclosures about Derivative Instruments and Hedging Activities–The Fund adopted ASC Topic 815 Derivatives and Hedging (formerly SFAS 161), for the fiscal year ended December 31, 2009.

The Fund entered into U.S. Treasury futures contracts during the fiscal year ended December 31, 2009 (as described in note 2(h)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of December 31, 2009, the Fund held futures contracts with interest rate risk exposure with a cumulative unrealized appreciation of $4,438,855, which is included in the Schedule of

Notes to Financial Statements (continued)

Investments. Only the current day’s variation margin is included in the Statement of Assets and Liabilities. Amounts of $(3,901,230) and $4,438,855 are included in the Statement of Operations related to futures contracts with interest rate risk exposure under the captions Net realized loss on investments, futures contracts and foreign currency related transactions and Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies, respectively. The average number of futures contracts outstanding during this fiscal year ended December 31, 2009 was 373.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $500 million	.50%
Next $9.5 billion	.45%
Over $10 billion	.40%

For the fiscal year ended December 31, 2009, the effective management fee paid to Lord Abbett was at an annualized rate of .45% of the Fund’s average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund’s average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with Lord Abbett Balanced Strategy Fund and Lord Abbett Diversified Income Strategy Fund of Lord Abbett Investment Trust (each, a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities.

As of December 31, 2009, the percentages of the Fund’s outstanding shares owned by Lord Abbett Balanced Strategy Fund and Lord Abbett Diversified Income Strategy Fund were 2.17% and .26%, respectively.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fees*	Class A		Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	(1)	.25%	.25%	—	.25%	.25%	.25%
Distribution	.10%		.75%	.75%	.10%	.20%	.35%	.25%
*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Annual service fee on shares sold prior to June 1, 1990 is .15% of the average net asset value.

Class I shares do not have a distribution plan.

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended December 31, 2009:

Distributor Commissions	Dealers’ Concessions
$3,953,448	$20,330,795

Distributor received CDSCs of $178,802 and $464,915 for Class A and Class C shares, respectively, for the fiscal year ended December 31, 2009.

Two Directors and certain of the Fund’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Prior to May 8, 2009, dividends from net investment income, if any, were declared and paid monthly. Effective May 8, 2009, dividends from net investment income, if any, are declared daily and paid monthly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	Year Ended 12/31/09	Year Ended 12/31/08
Distributions paid from:
Ordinary income	$521,934,876	$460,278,979
Total distributions paid	$521,934,876	$460,278,979

As of December 31, 2009, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforwards*	(648,077,731)
Temporary differences	(72,318,886)
Unrealized gains - net	143,418,141
Total accumulated losses - net	$(576,978,476)
*	As of the fiscal year ended December 31, 2009, the capital loss carryforwards, along with the related expiration dates, were as follows:

2010	2016	2017	Total
$ 303,185,812	$19,692,828	$325,199,091	$648,077,731

Notes to Financial Statements (continued)

Certain losses incurred after October 31 (“Post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer net capital losses of $68,046,590 and net ordinary losses of $1,006,360 during fiscal 2009.

As of December 31, 2009, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$7,981,401,366
Gross unrealized gain	503,104,819
Gross unrealized loss	(359,678,752)
Net unrealized security gain	$143,426,067

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales, premium amortization, and certain securities.

Permanent items identified during the fiscal year ended December 31, 2009 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$10,751,941	$14,732,901	$(25,484,842)

The permanent differences are attributable to the tax treatment of premium amortization, certain securities, paydown gains and losses, foreign currency transactions, and the expiration of capital loss carryforwards.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2009 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$196,791,804	$4,126,166,222	$103,915,541	$2,743,099,664
*	Includes U.S. Government sponsored enterprises securities.

6.    DIRECTORS’ REMUNERATION

The Fund’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts have been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

Notes to Financial Statements (continued)

7.    EXPENSE REDUCTIONS

The Fund has entered into arrangements with the Fund’s transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility (“Facility”) from State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. Accordingly, effective December 4, 2009, the amount available under the Facility remains $200,000,000 and the annual fee to maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) was changed from .125% of the amount available under the Facility to .15%. This amount is included in Other Expenses on the Fund’s Statement of Operations. In connection with the renewal, the Fund paid an upfront commitment fee of .05% on December 4, 2009, which is included in Prepaid expenses and other assets on the Statement of Assets and Liabilities, and is amortized through Other expenses on the Statement of Operations over the annual period. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of December 31, 2009, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended December 31, 2009.

9.    CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”), in which the Fund may invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause

Notes to Financial Statements (continued)

payments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, while securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, they commonly are not guaranteed by the U.S. Government.

The Fund may invest up to 20% of its net assets in equity securities, which may subject it to the general risks and considerations associated with investing in equity securities. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

The Fund may invest up to 20% of its net assets in foreign securities which may present market, liquidity, currency, political, information, and other risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, if Lord Abbett correctly forecasts market movements, changes in foreign exchange and interest rates, and other factors. If Lord Abbett incorrectly forecasts these and other factors, the Fund’s performance could suffer.

The Fund may invest up to 10% of its net assets in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities.

These factors can affect the Fund’s performance.

11.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	214,281,990	$1,358,874,796	109,646,315	$744,343,221
Converted from Class B*	17,486,060	110,933,552	5,620,079	39,042,700
Reinvestment of distributions	38,380,899	247,238,214	34,387,494	244,159,569
Shares reacquired	(195,328,196)	(1,266,920,130)	(154,551,810)	(1,073,192,933)
Increase (decrease)	74,820,753	$450,126,432	(4,897,922)	$(45,647,443)

Class B Shares
Shares sold	19,007,896	$121,527,142	9,546,559	$66,698,400
Reinvestment of distributions	5,237,889	33,691,237	5,632,063	40,157,969
Shares reacquired	(22,028,804)	(148,357,424)	(30,703,071)	(214,561,299)
Converted to Class A*	(17,437,815)	(110,933,552)	(5,607,787)	(39,042,700)
Decrease	(15,220,834)	$(104,072,597)	(21,132,236)	$(146,747,630)

Notes to Financial Statements (continued)

	Year Ended December 31, 2009		Year Ended December 31, 2008
Class C Shares
Shares sold	112,179,888	$714,417,118	41,181,380	$280,863,445
Reinvestment of distributions	9,141,107	59,462,644	6,285,390	44,581,210
Shares reacquired	(38,373,338)	(255,258,983)	(40,652,545)	(278,733,756)
Increase	82,947,657	$518,620,779	6,814,225	$46,710,899

Class F Shares
Shares sold	68,284,444	$426,897,613	6,645,169	$45,276,121
Reinvestment of distributions	1,213,990	8,039,182	117,800	771,173
Shares reacquired	(16,317,491)	(109,578,509)	(652,638)	(4,232,437)
Increase	53,180,943	$325,358,286	6,110,331	$41,814,857

Class I Shares
Shares sold	13,659,103	$85,936,408	7,237,694	$49,857,855
Reinvestment of distributions	2,610,364	16,780,060	2,389,642	16,904,272
Shares reacquired	(10,992,939)	(68,143,420)	(7,973,146)	(54,293,156)
Increase	5,276,528	$34,573,048	1,654,190	$12,468,971

Class P Shares
Shares sold	6,993,007	$46,061,760	4,875,884	$35,656,446
Reinvestment of distributions	1,264,807	8,315,908	1,095,307	7,883,180
Shares reacquired	(4,861,506)	(32,487,520)	(4,280,967)	(30,336,847)
Increase	3,396,308	$21,890,148	1,690,224	$13,202,779

Class R2 Shares
Shares sold	46,914	$301,071	107,436	$795,121
Reinvestment of distributions	1,288	8,338	1,036	7,286
Shares reacquired	(43,718)	(306,362)	(56,651)	(353,824)
Increase	4,484	$3,047	51,821	$448,583

Class R3 Shares
Shares sold	1,960,670	$12,830,771	1,021,770	$7,125,140
Reinvestment of distributions	101,716	668,568	28,521	188,400
Shares reacquired	(561,542)	(3,613,037)	(129,866)	(836,911)
Increase	1,500,844	$9,886,302	920,425	$6,476,629
*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

12.    SUBSEQUENT EVENTS

In accordance with the provisions set forth in ASC Topic 855 (formerly SFAS 165), Subsequent Events, adopted by the Fund as of December 31, 2009, management has evaluated subsequent events existing in the Fund’s financial statements through February 25, 2010. Management has determined that there were no material subsequent events that would require recognition or additional disclosure in the Fund’s financial statements through this date.

Notes to Financial Statements (concluded)

13.    RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued Accounting Standards Update 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 provides clarifications to existing disclosures required by ASC 820 as well as amends ASC 820 to require certain new disclosures. ASU 2010-06 is substantially effective for interim and annual reporting periods beginning after December 15, 2009. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Fund’s financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Bond-Debenture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Bond-Debenture Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Bond-Debenture Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 25, 2010

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are “interested persons” of the Fund as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1989 and Chairman since 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 – 2007), joined Lord Abbett in 1972.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.	N/A

Independent Directors

The following independent or outside Directors (“Independent Directors”) are also directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).	Currently serves as director of Crane Co. (since 1984), Huttig Building Products Inc. (since 1998) and R.H. Donnelley Inc. (since 2009).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush–O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009).	N/A

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000	Advisor of One Equity Partners, a private equity firm (since 2004).	Currently serves as a director and Chairman of the Board of GMAC Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1982	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the titles and positions listed under the “Principal Occupation” column indicate the officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 – 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1995	Partner and Director, joined Lord Abbett in 1987.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Michael S. Goldstein (1968)	Vice President	Elected in 1998	Partner and Portfolio Manager, joined Lord Abbett in 1997.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 – 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc. (1999 – 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Fund’s Directors. It is available free upon request.

Approval of Advisory Contract

At meetings held on December 16 and 17, 2009, the Board, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the “performance universe”) and to the investment performance of an appropriate securities index, (2) information on the expense ratios, effective management fee rates, and other expense components, for the Fund and one or more groups of funds with similar objectives and of similar size (the “peer group”), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett’s financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but had changed this practice in 2009, as it had previously discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Class A shares of the Fund was in the first quintile of the performance universe for the nine-month period, in the third quintile for the one-year, three-year, and five-year periods, and in the fourth quintile for the ten-year period. The Board also observed that the investment performance was higher than that of the Lipper Multi-Sector Income Index for the nine-month period and lower than that of the Index for the one-year, three-year, five-year, and ten-year periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group information was based, and noted that such periods ended before September 30, 2009. The Board noted that the expense levels of the peer group likely would have been different for periods ending September 30, 2009, due to the lower asset levels prevailing in the mutual fund industry during much of 2009. The Board also observed that the Fund’s transfer agency expenses were likely to decrease in 2010, as a result of renegotiation of the transfer agency agreement. It also considered the amount and nature of the fees paid by shareholders. The Board observed that for the nine months ended September 30, 2009 (annualized) the contractual management and administrative services fee rates were approximately two basis points below the median of the peer group and the actual management and administrative services fee rates were approximately six basis points below the median of the peer group. The Board also observed that for the nine months ended September 30, 2009 (annualized) the total expense ratio of Class A was approximately one basis point above the median of the peer group, the total expense ratios of Class B and Class C were approximately seven basis points below the median of the peer group, the total expense ratio of Class I was approximately three basis points below the median of the peer group, the total expense ratio of Class P was approximately fifteen basis points below the median of the peer group, the total expense ratio of Class R2 was approximately the same as the median of the peer group, and the total expense ratio of Class R3 was approximately ten basis points below the median of the peer group. The Board also noted that there were only a limited number of substantially similar funds with Class F shares or an equivalent class of shares, so Lipper had not provided an expense group comparison for that class.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had decreased in its 2009 fiscal year, largely due to declines in market prices and shareholder redemptions. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

3.60% of the ordinary income distributions paid by the Fund during fiscal 2009 is qualified dividend income. For corporate shareholders, only 3.60% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

For foreign shareholders, 95.26% of the ordinary income distributions paid by the Fund during the fiscal year ended December 31, 2009 represents interest-related dividends.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Bond-Debenture Fund, Inc.

LABD-2-1209

(2/10)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2009 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow, Robert B. Calhoun Jr., Franklin W. Hobbs, and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2009 and 2008 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2009	2008
Audit Fees {a}	$65,500	$65,500
Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	$65,500	65,500

Tax Fees {b}	9,542	9,379
All Other Fees	- 0 -	- 0 -

Total Fees	$75,042	$74,879

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2009 and 2008 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2009 and 2008 were:

	Fiscal year ended:
	2009	2008
All Other Fees {a}	$161,385	$155,939

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2009 and 2008 were:

	Fiscal year ended:
	2009	2008
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	Amendments to Code of Ethics – Not applicable.

(a)(2)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT BOND-DEBENTURE FUND, INC.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: February 16, 2010

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: February 16, 2010

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 16, 2010